UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102 Princeton, New Jersey	08540
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SONN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

On December 9, 2024, Sonnet BioTherapeutics Holdings, Inc. (the “Company”) issued a press release announcing topline safety data following successful completion of SON-1010 monotherapy dose escalation in Phase 1 SB101 trial.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On December 9, 2024, the Company announced topline safety data following successful completion of SON-1010 monotherapy dose escalation in Phase 1 SB101 trial. The maximum tolerated dose (MTD) of SON-1010 was set at 1200 ng/kg, without dose-limiting toxicity or evidence of cytokine release syndrome at any dose level. Stable disease (SD) at four months post-initiation of dosing was seen in 10 of 21 (48%) evaluable monotherapy patients, and importantly included one patient dosed at the MTD who had a partial response (PR) by RESIST criteria (a 45% decrease from baseline). Together, these data suggest clinical benefit when SON-1010 is administered as a monotherapy.

The results of SON-1010 at the highest dose have been formally evaluated by the Safety Review Committee in the Phase 1 SB101 clinical trial of SON-1010 (IL12-FHAB) in adult patients with advanced solid tumors. SB101 is the Company’s open-label, adaptive-design dose-escalation study to assess the safety, tolerability, pharmacokinetics (PK), and pharmacodynamics (PD) of SON-1010 administered to patients with advanced solid tumors. The study has enrolled 24 subjects to date. Primary outcome measures for the study were to evaluate the safety and tolerability of SON-1010 and establish the MTD.

SON-1010 is the Company’s proprietary version of recombinant human interleukin-12 (rhIL-12), configured using genetic fusion to the Company’s Fully Human Albumin Binding (FHAB®) platform, which extends the half-life and bioactivity of the IL-12 component due to binding native albumin in the serum and also targets the tumor microenvironment (TME) by strong binding to gp60 and Secreted Protein Acidic and Rich in Cysteine (SPARC).

All enrolled patients have had advanced solid tumors. The final 1200 ng/kg dose-escalation cohort was increased in size to 6 patients to enhance the assessment of PK and PD at the MTD. The SB101 trial employed a ‘desensitizing’ first dose of 300 ng/kg to take advantage of the known tachyphylaxis with rhIL-12, with the intention of minimizing toxicity and allowing for higher maintenance doses. No dose-limiting toxicities or related serious adverse events (SAE) have occurred to date. The safety and toxicity profile that has developed is typical for a Phase 1 oncology trial, with the majority of adverse events (AEs) being reported as mild. All AEs seen to date have been transient, with no evidence of cytokine release syndrome. Of the 24 patients dosed to date, 17 (71%) had SD at the first follow-up CT, 12 of whom were progressing at study entry. 10 of 21 patients (48%) remained stable at four months, suggesting SON-1010 clinical benefit, and one of those patients, who has clear cell sarcoma, had a PR with a 45% reduction in tumor size by RESIST criteria. As previously disclosed, one patient with endometrial sarcoma who was progressing at study entry had evidence of improvement after 11 months, with smaller tumors and complete resolution of ascites. This patient later progressed at 23 months and started chemotherapy.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act and Private Securities Litigation Reform Act, as amended, including those relating to the outcome of the Company’s clinical trials, the Company’s cash runway, the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

Date: December 9, 2024	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer